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                                NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Bond Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented May 28, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

FOR BOND FUNDS PROSPECTUS FOR CLASS A, B AND C SHARES ONLY:

Effective March 1, 1998, New England High Income Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                NEW ENGLAND HIGH
                                                                 INCOME FUND****
                                                                ----------------
                                                                    CLASS C
                                                               -----------------
Management Fees (in the case of New England High
  Income Fund, after voluntary fee waiver and
  expense reduction)....................................            0.45%***
12b-1 Fees..............................................            1.00%*
Other Expenses..........................................            0.70%
Total Fund Operating Expenses (in the case of
  New England High Income Fund, after voluntary fee
  waiver and expense reduction) ........................            2.15%***

  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 *** Without the voluntary fee waiver and expense reduction by the Fund's adviser, Management Fees would be 0.74% for all classes and Total Fund Operating Expenses would be 1.69% for Class A shares, 2.44% for Class B shares and 2.44% for Class C shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."
**** The expense information contained in this table and its footnotes for New England High Income Fund has been restated to reflect fees and expenses currently in effect for this Fund.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.

                                      NEW ENGLAND HIGH
                                         INCOME FUND
                                      ----------------
                                           CLASS C
                                      ----------------
1 year.............................          $22
3 years............................          $67
5 years............................         $115
10 years*..........................         $248

* Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

In addition, the disclosure that follows for all Funds offering Class C shares applies to New England High Income Fund.

THE REMAINDER OF THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:
o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.
o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ AS
FOLLOWS:
                                                                  Class C
Maximum Initial Sales Charge Imposed on a Purchase
  (as a percentage of offering price)(2)                            None
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price or
  redemption proceeds, as applicable)(2)                            1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33; New England Limited Term U.S. Government Fund, $29; New England Strategic Income Fund, $31; and New England Bond Income Fund, $28.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

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                       Supplement dated March 1, 1998 to
                      New England Funds Trusts I, II & III
                 Statement of Additional Information - Part II dated May 1, 1997 as revised September 1, 1997

THE SECTION ENTITLED "SHAREHOLDER SERVICES - EXCHANGE PRIVILEGE" IS REVISED TO READ AS FOLLOWS:

      A shareholder may exchange the shares of any fund in the Trusts (except for shares of the Adjustable Rate Fund and, in the case of Class A shares of the California and New York Funds, only if such shares have been held for at least six months) for shares of the same class of any other fund of the Trusts (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. In the case of Class A shares of the Adjustable Rate Fund, if exchanged for shares of any other fund that has a higher sales charge, shareholders will pay the difference between any sales charge already paid on their Adjustable Rate Fund shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, B or C shares of one fund to the same class of shares of another fund, the shares received by the shareholder in exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for Class B shares, the conversion date. If you own Class A, B or C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A, B or C shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, if any, and for Class B shares only, conversion to Class A shares. The aging resumes only when an exchange is made back into shares of a fund of the Trusts. If you own Class Y shares, you may exchange those shares for Class Y shares of other funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or New England Funds Service Corporation at 1-800-225-5478 or (2) a written exchange request to New England Funds, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a fund before an exchange for that Fund can be effected. The minimum amount for an exchange is $1,000.

THE FIRST PARAGRAPH IN THE SECTION ENTITLED "REDEMPTIONS" IS REVISED TO READ AS
FOLLOWS:

      The procedures for redemption of shares of a Fund are summarized in the prospectus. As described in the Prospectus, a contingent deferred sales charge (a "CDSC") may be imposed on certain purchases of Class A and Class C shares and on purchases of Class B shares. For purposes of the CDSC, an exchange of shares from the Fund to another series of the Trusts is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares, it will be assumed that the redemption is first of any shares that have been purchased prior to March 1, 1998, second of shares that have been in the shareholder's Fund account for over a year, third of shares issued in connection with dividend reinvestment and fourth of shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.